UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)  December 31, 2004

CNH CAPITAL RECEIVABLES LLC
CNH EQUIPMENT TRUST 2002-A
(Exact Name of Registrant/Co-Registrant as Specified In Its Charter)

Delaware

Delaware
(State or Other Jurisdiction of Incorporation)

333-38040	39-1995297
333-38040-01	20-0684998
(Commission File Number)	(IRS Employer Identification No.)

100 South Saunders Road, Lake Forest, Illinois 60045

c/o The Bank of New York (Delaware), White Clay Center,
Route 273, Newark, Delaware 19711
(Address of Principal Executive Offices)   (Zip Code)

(847) 735-9200
(302) 283-8079
(Registrant’s Telephone Number, Including Area Code)

CNH CAPITAL RECEIVABLES INC.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

                On December 31, 2004 CNH Capital Receivables Inc., a Delaware corporation, was converted into CNH Capital Receivables LLC, a Delaware limited liability company, pursuant to Section 266 of the Delaware General Corporation Law and Section 18-214 of the Delaware Limited Liability Company Act.  The Limited Liability Agreement of CNH Wholesale Receivables LLC is referenced in Item 9.01 below.

Item 9.01.              Financial Statements and Exhibits

(c) Exhibits.                                  Ex. 99.1 — Limited Liability Company Agreement of CNH Capital Receivables LLC, dated December 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES LLC
(Registrant)

	By:	/s/ BRIAN O’KEANE
	Name:	Brian O’Keane
	Title:	Assistant Treasurer

Dated: December 31, 2004
CNH EQUIPMENT TRUST 2002-A

	By:	CNH Capital America LLC
Administrator of the CNH Equipment Trust 2002-A
(Co-Registrant)

	By:	/s/ BRIAN O’KEANE
	Name:	Brian O’Keane
	Title:	Assistant Treasurer

Dated: December 31, 2004